World Fund, Inc. Strategic Partners International Value Fund

This page being                                         filed for series 2.
FINANCIAL INFORMATION (Cont. from Screen 33)


  EXPENSES (Negative answers are allowed For the period covered by this form

            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $      	0
   Z) Net investment income ------------------------------ $            0
	  AA) Realized capital gains ----------------------------- $    0
	  BB) Realized capital losses ---------------------------- $    0
  CC) 1. Net unrealized appreciation during the period --- $            0
      2. Net unrealized depreciation during the period --- $   		0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     	0
2. Dividends for a second class of open-end
         company shares -----------------------------------$            0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $            0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
"   A) 1. Dividends from net investment income ------------  $ .1752,.04
"      2. Dividends for a second class of open-end---------  $ .04,.222
          company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------$   0.00
   C) Other distributions --------------------------------- $   0.0000
                              SCREEN NUMBER: 34


This page being                                         filed for series 3.
FINANCIAL INFORMATION (Cont. from Screen 33)


  EXPENSES (Negative answers are allowed For the period covered by this form

            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $      	0
   Z) Net investment income ------------------------------ $            0
	  AA) Realized capital gains ----------------------------- $    0
	  BB) Realized capital losses ---------------------------- $    0
  CC) 1. Net unrealized appreciation during the period --- $            0
      2. Net unrealized depreciation during the period --- $   		0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     	0
2. Dividends for a second class of open-end
         company shares -----------------------------------$            0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $            0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
"   A) 1. Dividends from net investment income ------------  $ .06,.017
"      2. Dividends for a second class of open-end---------  $ .017,.074
          company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------$   0.00
   C) Other distributions --------------------------------- $   0.0000
                              SCREEN NUMBER: 34


This page being
(Continued from Screen 35)                                filed for series 1.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased --------------- $        0
   P) Amounts owed to affiliated persons --------------------------$        0
   Q) Senior long-term debt ---------------------------------------$        0
   R) Other liabilities:1. Reverse repurchase agreements --------- $        0
                        2. Short sales --------------------------- $        0
                        3. Written options ----------------------- $        0
                        4. All other liabilities ----------------- $        0
   S) Senior equity -----------------------------------------------$        0
   T) Net assets of common shareholders ---------------------------$        0
   U) 1. Number of shares outstanding -----------------------------$	    0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------        0
"   V) 1. Net asset value per share(to nearest cent)-----   $13.99, 12.64
       2. Net asset value per share of a second class of open-end
"         company shares (to nearest cent) -----------------$12.55, 14.19
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) -----------------$   0.0000
   X) Total number of shareholder accounts ------------------------$        0
   Y) Total value of assets in segregated accounts ----------------$        0
                              SCREEN NUMBER: 36


This page being
(Continued from Screen 35)                                filed for series 2.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased --------------- $        0
   P) Amounts owed to affiliated persons --------------------------$        0
   Q) Senior long-term debt ---------------------------------------$        0
   R) Other liabilities:1. Reverse repurchase agreements --------- $        0
                        2. Short sales --------------------------- $        0
                        3. Written options ----------------------- $        0
                        4. All other liabilities ----------------- $        0
   S) Senior equity -----------------------------------------------$        0
   T) Net assets of common shareholders ---------------------------$        0
   U) 1. Number of shares outstanding -----------------------------$	    0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------        0
"   V) 1. Net asset value per share(to nearest cent)-----   $19.81, 19.25
       2. Net asset value per share of a second class of open-end
"         company shares (to nearest cent) -----------------$19.27, 19.91
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) -----------------$   0.0000
   X) Total number of shareholder accounts ------------------------$        0
   Y) Total value of assets in segregated accounts ----------------$        0
                              SCREEN NUMBER: 36


This page being
(Continued from Screen 35)                                filed for series 3.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased --------------- $        0
   P) Amounts owed to affiliated persons --------------------------$        0
   Q) Senior long-term debt ---------------------------------------$        0
   R) Other liabilities:1. Reverse repurchase agreements --------- $        0
                        2. Short sales --------------------------- $        0
                        3. Written options ----------------------- $        0
                        4. All other liabilities ----------------- $        0
   S) Senior equity -----------------------------------------------$        0
   T) Net assets of common shareholders ---------------------------$        0
   U) 1. Number of shares outstanding -----------------------------$	    0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------        0
"   V) 1. Net asset value per share(to nearest cent)-----   $6.27, 6.07
       2. Net asset value per share of a second class of open-end
"         company shares (to nearest cent) -----------------$6.07, 6.32
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) -----------------$   0.0000
   X) Total number of shareholder accounts ------------------------$        0
   Y) Total value of assets in segregated accounts ----------------$        0
                              SCREEN NUMBER: 36



Because the electronic format for filing Form N-SAR does not provide "adequate space for responding to Items 73A1&2 and 74V1&2 correctly, " the correct answers are as above.
World Fund, Inc. Strategic Partners International Value Fund